UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 19, 2006


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    Florida                           000-30486                  65-0738251
 ---------------                      ---------                  ----------
(State or Other                      (Commission                (IRS Employer
 Jurisdiction of                     File Number)               Identification
 Incorporation)                                                    Number)


       420 Lexington Avenue, New York, New York             10170
       ----------------------------------------             -----
       (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code:  (646) 227-1600
                                                            --------------


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 19, 2006, Martin Nielson tendered his resignation as a director of Advanced Communications Technologies, Inc. ("ACT") and of each of its wholly-owned subsidiaries (together with ACT, the "Company") and resigned from all offices and other positions that he held with the Company, including his positions as Senior Vice President of ACT and Chief Executive Officer of Encompass Group Affiliates, Inc. ("Encompass"). Mr. Nielson's resignation was effective as of June 24, 2006, the date on which his Amended Employment Agreement with ACT and Encompass expired according to its terms. At the time of Mr. Nielson's resignation, there was no disagreement between Mr. Nielson and the Company on any matter relating to the operations, policies or practices of the Company.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

Dated:  July 24, 2006      By: /s/ Wayne I. Danson
                               -------------------------------------------------
                               Chief Executive Officer, President and
                               Chief Financial Officer
                               (principal financial officer)